J.P. MORGAN INCOME FUNDS

JPMorgan High Yield Bond Fund
(All Shares Classes)
(A series of JPMorgan Trust II)

Supplement dated July 1, 2009 to the
Prospectuses dated July 1, 2009

Summary of Changes Effective September 14, 2009. At a meeting held on June 11, 2009, the Board of Trustees of JPMorgan Trust II (the “Trust”) approved proposals to: (1) change the name of the JPMorgan High Yield Bond Fund (the “Fund”) to “JPMorgan High Yield Fund;” (2) eliminate a fundamental investment policy requiring that the Fund invest at least 80% of its net assets in bonds (the “80% Bond Policy”) subject to shareholder approval; (3) change one of the Fund’s non-fundamental investment strategies to clarify that high yield securities include loan assignments and commitments to purchase loan assignments (Unfunded Commitments) in addition to loan participations; and (4) change the Fund’s investment strategies to permit the Fund to invest up to, but not more than, 30% of its net assets in loan assignments and participations (Loans) and Unfunded Commitments and up to 20% of its Assets (as defined in the Prospectuses) in investment grade securities. The elimination of the 80% Bond Policy requires shareholder approval and at a special meeting held on June 15, 2009, shareholders approved eliminating the 80% Bond Policy. The resulting changes to the Fund, which are described in more detail below, will take effect on September 14, 2009 (the “Effective Date”).

Change in Fund Name and Elimination of 80% Bond Policy.

On the Effective Date, the Fund’s name will change to the “JPMorgan High Yield Fund.” As approved by the Fund’s shareholders, the 80% Bond Policy will be eliminated concurrent with the change to the Fund’s name by deleting the third paragraph and the first two sentences of the second paragraph under “What are the Fund’s main investment strategies?” in the Fund’s prospectuses.

Amendment of Non-Fundamental Investment Policy

On the Effective Date, the following non-fundamental investment policy (the “80% High Yield Policy”) will be deleted from the second paragraph under “What are the Fund’s main investment strategies?”:

Under normal circumstances, the Fund invests at least 80% of its Assets in bonds, loan participations, preferred stock and other debt securities, which are rated below investment grade or unrated.

and replaced by the following new non-fundamental policy:

“Under normal circumstances, the Fund invests at least of 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments) and preferred stocks that are rated below investment grade or unrated. For purposes of this policy, ”Assets“ means net assets plus the amount of borrowings for investment purposes.”

The Fund’s 80% High Yield Policy may be changed by approval of the Fund’s Board of Trustees without shareholder approval. However, the Fund must provide shareholders at least 60 days prior notice to a change in such a policy.

SUP-HYBINC-709

Other Investment Strategy Changes

The Board of Trustees has also approved changing other non-fundamental investment strategies of the Fund on the Effective Date. Currently, the Fund may invest no more than 20% of its net assets in Loans and Unfunded Commitments. The strategy changes approved by the Board include permitting the Fund to invest no more than 30% of its net assets in Loans and Unfunded Commitments and to invest up to 20% of its Assets in investment grade securities. On the Effective Date, the first sentence in the fifth paragraph under “What are the Fund’s main investment strategies?” will be deleted and replaced with the following:

The Fund may invest no more than 30% of its net assets in Loans and Unfunded Commitments.

Furthermore, the first sentence in the fourth paragraph under “What are the Fund’s main investment strategies?” will be deleted and replaced with the following:

Up to 20% of the Fund’s Assets may be invested in other securities, including investment grade securities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE